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                                                                    Exhibit 99.1


This Additional Exhibit is furnished to the Securities and Exchange Commission in accordance with Commission Release No. 33-8212.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Interlott Technologies, Inc. (the "Company") does hereby certify, to his knowledge, that the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 28, 2003          /s/ David F. Nichols
                                --------------------------------
                                David F. Nichols
                                Chief Executive Officer

                                /s/ Dennis W. Blazer
                                --------------------------------
                                Dennis W. Blazer
                                Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Interlott Technologies, Inc. and will be retained by Interlott Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.